MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------

         Listed below is the information which is required to be prepared with respect to the distribution date of September 15, 1999 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
   -------------------------------------------------------------------------------------
   Original Certificate Principal Amount)
   --------------------------------------
   1.     The amount of the current monthly
          distribution in respect of Class A
          Monthly Principal                                 $0.00

   2.     The amount of the currently monthly
          distribution in respect of Class B
          Monthly Principal                                 $0.00

   3.     The amount of the currently monthly
          distribution in respect of Collateral
          Monthly Principal                                 $0.00

   4.     The amount of the currently monthly
          distribution in respect of Class A
          Monthly Interest                                  $4.53

   5.     The amount of the currently monthly
          distribution in respect of Class A
          Deficiency Amounts                                $0.00

   6.     The amount of the currently monthly
          distribution in respect of Class A
          Additional Interest                               $0.00

   7.     The amount of the currently monthly
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          distribution in respect of Class B
          Monthly Interest                                  $4.62

   8.     The amount of the currently monthly
          distribution in respect of Class B
          Deficiency Amounts                                $0.00

   9.     The amount of the currently monthly
          distribution in respect of Class B
          Additional Interest                               $0.00

   10.    The amount of the currently monthly
          distribution in respect of Collateral
          Monthly Interest                                  $4.72

   11.    The amount of the currently monthly
          distribution in respect of any
          accrued and unpaid Collateral
          Monthly Interest                                  $0.00


E. Information Regarding the Performance of the Trust
   --------------------------------------------------

   1. Collection of Principal Receivables
      -----------------------------------

      (a)    The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which were allocated in respect
             of the Class A Certificates                    $48,603,413.60

      (b)    The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which were allocated in respect
             of the Class B Certificates                     $2,859,024.33

      (c)    The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
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             which are allocated in respect
             of the Collateral Interest                          $2,995,168.35

   2.  Principal Receivables in the Trust
       ----------------------------------

       (a)    The aggregate amount of
              Principal Receivables in the
              Trust as of the end of the
              day on the last day of the
              related Monthly Period                          $2,675,091,512.29

       (b)    The amount of Principal
              Receivables in the Trust
              represented by the Investor
              Interest of Series 1995-1 as
              of the end of the day on
              the last day of the related
              Monthly Period                                    $500,000,000.00

       (c)    The amount of Principal
              Receivables in the Trust
              represented by the Series
              1995-1 Adjusted Investor
              Interest as of the end of
              the day on the last day of
              the related Monthly Period                        $500,000,000.00

       (d)    The amount of Principal
              Receivables in the Trust
              represented by the Class A
              Investor Interest as of the
              end of the day on the last day of
              the related Monthly Period                        $446,250,000.00

       (e)    The amount of Principal
              Receivables in the Trust
              represented by the Class A
              Adjusted Investor Interest as of
              the end of day on the last day
              of the related Monthly Period                     $446,250,000.00

       (f)    The amount of Principal
              Receivables in the Trust
              represented by the Class B
              Investor Interest as of the
              end of the day on the last day

                                     Page 3
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              of the related Monthly Period                     $26,250,000.00

       (g)    The amount of Principal
              Receivables in the Trust
              represented by the Collateral
              Interest as of the end of
              the date on the last day of the
              related Monthly Period                            $27,500,000.00

       (h)    The Floating Investor Percentage
              with respect to the related
              Monthly Period                                          18.5873%

       (i)    The Class A Floating Allocation
              with respect to the related
              Monthly Period                                          89.2500%

       (j)    The Class B Floating Allocation
              with respect to the related
              Monthly Period                                           5.2500%

       (k)    The Collateral Floating Allocation
              with respect to the related
              Monthly Period                                           5.5000%

       (l)    The Fixed Investor Percentage
              with respect to the related
              Monthly Period                                          18.5873%

       (m)    The Class A Fixed Allocation
              with respect to the related
              Monthly Period                                          89.2500%

       (n)    The Class B Fixed Allocation
              with respect to the related
              Monthly Period                                           5.2500%

       (o)    The Collateral Fixed Allocation
              with respect to the related
              Monthly Period                                           5.5000%

   3.  Delinquent Balances
       -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

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                                     Aggregate                     Percentage
                                      Account                        of Total
                                      Balance                     Receivables
                                      -------                     -----------

 (a)    30 - 59 days:               $28,042,915.91                1.0351%
                                    ---------------
 (b)    60 - 89 days:               $16,900,156.43                0.6238%
                                    ---------------
 (c)    90 - or more days:          $19,948,660.38                0.7364%
                                    ---------------
                     Total:         $64,891,732.72                2.3953%
                                    ---------------

   4.  Investor Default Amount
       -----------------------

       (a)    The Aggregate Investor Default
              Amount for the related Monthly
              Period                                       $1,707,812.71

       (b)    The Class A Investor Default
              Amount for the related Monthly
              Period                                       $1,524,222.84

       (c)    The Class B Investor Default
              Amount for the related Monthly
              Period                                          $89,660.17

       (d)    The Collateral Default Amount
              for the related Monthly Period                  $93,929.70

   5.  Investor Charge Offs
       --------------------

       (a)    The aggregate amount of
              Class A Investor Charge-Offs
              for the related Monthly Period                       $0.00


       (b)    The aggregate amount of
              Class A Investor Charge-Offs
              set forth in 5 (a) above per
              $1,000 of original Certificate
              principal amount                                     $0.00

       (c)    The aggregate amount of Class
              B Investor Charge-Offs for the
              related Monthly Period                               $0.00

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       (d)    The aggregate amount of Class
              B Investor Charge-Offs set forth
              in 5 (c) above per $1,000 of
              original certificate principal
              amount                                                    $0.00

       (e)    The aggregate amount of
              Collateral Charge-Offs for the
              related Monthly Period                                    $0.00

       (f)    The aggregate amount of
              Collateral Charge-Offs set
              forth in 5 (e) above per $1,000
              of original certificate principal
              amount                                                    $0.00

       (g)    The aggregate amount of Class A
              Investor Charge-Offs reimbursed
              on the Transfer Date immediately
              preceding this Distribution Date                          $0.00

       (h)    The aggregate amount of Class A
              Investor Charge-Offs set forth
              in 5 (g) above per $1,000 original
              certificate principal amount
              reimbursed on the Transfer Date
              immediately preceding this
              Distribution Date                                         $0.00

       (i)    The aggregate amount of Class B
              Investor Charge-Offs reimbursed
              on the Transfer Date immediately
              preceding this Distribution Date                          $0.00

       (j)    The aggregate amount of Class B
              Investor Charge-Offs set forth
              in 5 (i) above per $1,000 original
              certificate principal amount
              reimbursed on the Transfer Date
              immediately preceding this Distribution Date              $0.00

       (k)    The aggregate amount of
              Collateral Charge-Offs reimbursed
              on the Transfer Date immediately
              preceding this Distribution Date                          $0.00

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       (l)    The aggregate amount of
              Collateral Charge-Offs set
              forth in 5(k) above per $1,000
              original certificate principal
              amount reimbursed on the Transfer
              Date immediately preceding
              Distribution Date                                   $0.00

   6.  Investor Servicing Fee
       ----------------------

       (a)    The amount of the Class A
              Servicing Fee payable by the
              Trust to the Servicer for
              the related Monthly Period                    $371,875.00

       (b)    The amount of the Class B
              Servicing Fee payable by the
              Trust to the Servicer for
              the related Monthly Period                     $21,875.00

       (c)    The amount of the Collateral
              Interest Servicing Fee payable
              by the Trust to the Servicer for
              the related Monthly Period                     $22,916.67

   7.  Reallocations
       -------------

       (a)    The amount of Reallocated
              Collateral Principal
              Collections with respect to
              this Distribution Date                              $0.00

       (b)    The amount of Reallocated
              Class B Principal Collections
              with respect to this Distri-
              bution Date                                         $0.00


       (c)    The Collateral Interest as
              of the close of business on
              this Distribution Date                     $27,500,000.00

       (d)    The Class B Investor Interest
              as of the close of business
              on this Distribution Date                  $26,250,000.00

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   8.  Collection of Finance Charge Receivables
       ----------------------------------------

       (a)    The aggregate amount of
              Collections of Finance Charge
              Receivables processed during the
              related Monthly Period which
              were allocated in respect of the
              Class A Certificate                             $6,042,085.60

       (b)    The aggregate amount of
              Collections of Finance Charge
              Receivables processed during the
              related Monthly Period which
              were allocated in respect of
              the Class B Certificates                          $355,416.80

       (c)    The aggregate amount of
              Collections of Finance Charge
              Receivables processed during the
              related Monthly Period which
              were allocated in respect of
              the Collateral Interest                           $372,341.41

   9.  Principal Funding Amount
       ------------------------

       (a)    The principal amount on
              deposit in the Principal
              Funding Account on the
              related Transfer Date                                   $0.00

       (b)    The Accumulation Shortfall
              with respect to the related
              Monthly Period                                          $0.00

       (c)    The Principal Funding In-
              vestment Proceeds deposited
              in the Finance Charge Account
              on the related Transfer Date                            $0.00

       (d)    The amount of all or the
              portion of the Reserve Draw
              Amount deposited in the
              Finance Charge Account on the
              related Transfer Date from
              the Reserve Account                                     $0.00

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   10. Reserve Draw Amount                                                $0.00
       -------------------                                                -----

   11. Cash Collateral Account
       -----------------------

       (a)    The principal amount on deposit in
              the Cash Collateral Account on
              the related Transfer Date (before
              giving effect to any deposits or
              withdrawals                                        $10,000,000.00

       (b)    The Required Draw Amount on
              the related Transfer Date                                   $0.00

       (c)    The principal amount on deposit in
              the Cash Collateral Account on
              the related Transfer Date (after
              giving effect to any deposits or
              withdrawals)                                       $10,000,000.00

       (d)    The Required Cash Collateral
              Amount (after giving effect to
              any deposits, withdrawals, or
              payments)                                          $10,000,000.00


   12. Available Funds
       ---------------

       (a)    The amount of Class A
              Available Funds on deposit
              in the Finance Charge Account
              on the related Transfer Date                        $6,042,085.60

       (b)    The amount of Class B
              Available Funds on deposit
              in the Finance Charge Account
              on the related Transfer Date                          $355,416.80

       (c)    The amount of Collateral
              Available Funds on deposit in
              the Finance Charge Account on
              the related Transfer Date                             $372,341.41

   13. Portfolio Yield
       ---------------

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       (a)    The Portfolio Yield for the
              related Monthly Period                         13.1489%

       (b)    The Portfolio Adjusted Yield
              for the related Monthly Period                  4.9977%

F. Floating Rate Determinations
   ----------------------------

   1.     LIBOR for the interest Period
          ending on this Distribution Date                   5.26875%
          8/16/99-9/15/99

   THE FIRST NATIONAL BANK
   OF ATLANTA
   SERVICER
                                       By:  Michael L. Scheuerman
                                            Title: Senior Vice President

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